UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2014 (January 22, 2014)

NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

(a)    On January 22, 2014, the shareholders of New Jersey Resources Corporation (the “Company”), approved an amendment to the Company’s restated certificate of incorporation pursuant to New Jersey Business Corporations Act Section 14A:9-2(4). The amendment makes the provisions of Section 14A:3-6.1 to 14A:3-6.9 of the New Jersey Business Corporation Act applicable to the Company. On January 23, 2014, the Company filed the restated certificate of incorporation with the Secretary of State of New Jersey.

Attached hereto as Exhibit 3.1 is the restated certificate of incorporation, as amended.

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of New Jersey Resources Corporation (the “Company”) was held on January 22, 2014. At the Annual Meeting, of the 42,025,580 shares outstanding and entitled to vote as of the record date, 35,772,513 shares were represented, constituting an 85.1% quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:

Item 1:    The Company’s Board of Directors (the “Board”) nominated three directors for election to the Board at the Annual Meeting. Ms. Jane M. Kenny, Ms. Sharon C. Taylor and Mr. David A. Trice were each re-elected to serve until the Company’s 2017 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Jane M. Kenny	28,447,117	445,490	6,879,906
Sharon C. Taylor	28,429,014	463,593	6,879,906
David A. Trice	28,432,526	460,081	6,879,906

The terms of office of the following directors continued after the Annual Meeting: Lawrence R Codey, Donald L. Correll, Laurence M. Downes, Robert B. Evans, Rev. M. William Howard, Jr., Alfred C. Koeppe, J. Terry Strange and George R. Zoffinger.

Item 2: The shareholders approved a non-binding advisory resolution approving the compensation of our named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
27,516,523	1,094,577	281,507	6,879,906

Item 3:    The shareholders approved the amendment of the Company’s Restated Certificate of Incorporation to make the provisions of Section 14A:3-6.1 to 14A:3-6.9 of the New Jersey Business Corporation Act applicable to the Company, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
20,973,232	7,750,681	168,694	6,879,906

Item 4: The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013, was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
35,279,732	419,723	73,058	0

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired:	Not applicable.
(b)	Pro forma financial information:	Not applicable.
(c)	Exhibits:

Exhibit Number	Description
3.1	Restated Articles of Incorporation of New Jersey Resources Corporation, as amended through January 22, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: January 23, 2014
By : /s/ Glenn C. Lockwood
Glenn C. Lockwood Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Restated Articles of Incorporation of New Jersey Resources Corporation, as amended through January 22, 2014.